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03/99                                                                     Page 1

                                                                   EXHIBIT 99.02

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 SERIES 1994-5


RECEIVABLES

Beginning of the Month Principal Receivables:              $    1,254,102,598.45
Beginning of the Month Finance Charge Receivables:         $       77,228,503.68
Beginning of the Month Discounted Receivables:             $                0.00
Beginning of the Month Total Receivables:                  $    1,331,331,102.13

Removed Principal Receivables:                             $                0.00
Removed Finance Charge Receivables:                        $                0.00
Removed Total Receivables:                                 $                0.00

Additional Principal Receivables:                          $                0.00
Additional Finance Charge Receivables:                     $                0.00
Additional Total Receivables:                              $                0.00

Discounted Receivables Generated this Period:              $                0.00

End of the Month Principal Receivables:                    $    1,199,857,643.41
End of the Month Finance Charge Receivables:               $       71,816,865.15
End of the Month Discounted Receivables:                   $                0.00
End of the Month Total Receivables:                        $    1,271,674,508.56

Special Funding Account Balance                            $                0.00
Aggregate Invested Amount (all Master Trust Series)        $    1,000,000,000.00
End of the Month Seller Amount                             $      199,857,643.41
End of the Month Seller Percentage                                        16.66%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                 RECEIVABLES

       30-59 Days Delinquent                               $       36,481,508.69
       60-89 Days Delinquent                               $       23,586,929.78
       90+ Days Delinquent                                 $       51,479,869.51
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       Total 30+ Days Delinquent                           $      111,548,307.98
       Delinquent Percentage                                               8.77%

Defaulted Accounts During the Month                        $        9,443,826.64
Annualized Default Percentage                                              9.04%

Principal Collections                                             157,937,176.17
Principal Payment Rate                                                    12.59%

Total Payment Rate                                                        13.68%


INVESTED AMOUNTS


       Class A Initial Invested Amount                     $      230,000,000.00
       Class B Initial Invested Amount                     $       20,000,000.00

INITIAL INVESTED AMOUNT                                    $      250,000,000.00

       Class A Invested Amount                             $      322,000,000.00
       Class B Invested Amount                             $       28,000,000.00

INVESTED AMOUNT                                            $      350,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            27.91%
PRINCIPAL ALLOCATION PERCENTAGE                                           27.91%


MONTHLY SERVICING FEE                                      $          583,333.34

INVESTOR DEFAULT AMOUNT                                    $        2,635,772.01


CLASS A AVAILABLE FUNDS --


CLASS A FLOATING PERCENTAGE                                               92.00%

       Class A Finance Charge Collections                  $        6,617,627.81
       Other Amounts                                       $                0.00
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TOTAL CLASS A AVAILABLE FUNDS                              $        6,617,627.81


       Class A Monthly Interest                            $        1,427,633.96
       Class A Servicing Fee                               $          536,666.67
       Class A Investor Default Amount                     $        2,424,910.25

TOTAL CLASS A EXCESS SPREAD                                $        2,228,416.93


REQUIRED AMOUNT                                            $                0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                8.00%

       Class B Finance Charge Collections                  $          575,445.88
       Other Amounts                                       $                0.00

TOTAL CLASS B AVAILABLE FUNDS                              $          575,445.88


       Class B Monthly Interest                            $          129,205.42
       Class B Servicing Fee                               $           46,666.67


TOTAL CLASS B EXCESS SPREAD                                $          399,573.79


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                        $        2,627,990.72

       Excess Spread Applied to Required Amount            $                0.00

       Excess Spread Applied to Class A Investor           $                0.00
       Charge Offs

       Excess Spread Applied to Class B Items              $          210,861.76

       Excess Spread Applied to Class B Investor           $                0.00
       Charge Offs
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       Excess Spread Applied to Monthly Cash               $           21,549.31
       Collateral Fee

       Excess Spread Applied to Cash Collateral            $                0.00
       Account

       Excess Spread Applied to other amounts owed         $                0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                $        2,395,579.65


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                          $        6,848,057.01


SERIES 1994-5 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO             $                0.00
SERIES 1994-5

       Excess Finance Charge Collections Applied to        $                0.00
       Required Amount

       Excess Finance Charge Collections Applied to        $                0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to        $                0.00
       Class B Items

       Excess Finance Charge Collections Applied to        $                0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to        $                0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to        $                0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to        $                0.00
       other amounts owed Cash Collateral Depositor
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YIELD AND BASE RATE --


       Base Rate (Current Month)                                           7.17%
       Base Rate (Prior Month)                                             7.16%
       Base Rate (Two Months Ago)                                          7.23%

THREE MONTH AVERAGE BASE RATE                                              7.19%

       Portfolio Yield (Current Month)                                    15.63%
       Portfolio Yield (Prior Month)                                      12.25%
       Portfolio Yield (Two Months Ago)                                   14.37%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       14.08%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                              92.00%

       Class A Principal Collections                       $       40,553,844.61

CLASS B PRINCIPAL PERCENTAGE                                               8.00%

       Class B Principal Collections                       $        3,526,421.27

TOTAL PRINCIPAL COLLECTIONS                                $       44,080,265.88



SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER          $                0.00
SERIES


CLASS A AMORTIZATION --

       Controlled Amortization Amount                      $                0.00
       Deficit Controlled Amortization Amount              $                0.00

CONTROLLED DISTRIBUTION AMOUNT                             $                0.00
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CLASS B AMORTIZATION --

       Controlled Amortization Amount                      $                0.00
       Deficit Controlled Amortization Amount              $                0.00

CONTROLLED DISTRIBUTION AMOUNT                             $                0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR                  $       44,080,265.88
PRINCIPAL SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                               $                0.00

CLASS B INVESTOR CHARGE OFFS                               $                0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $                0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                    $                0.00


CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                     $       49,000,000.00
       Available Cash Collateral Amount                    $       49,000,000.00

INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                  $                0.00
       Class B Interest Rate Cap Payments                  $                0.00

TOTAL DRAW AMOUNT                                          $                0.00
CASH COLLATERAL ACCOUNT SURPLUS                            $                0.00



                                            First USA Bank, NA,
                                            as Servicer


                                            By: /s/ TRACIE KLEIN
                                                ----------------------------
                                                      Tracie H. Klein
                                                      First Vice President